16. Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Consulting Agreements

Subsequent to December 31, 2014, we entered into consulting agreements with five (5) individuals under which the consultants agreed to provide, among other services, business development, executive recruitment, and brand development services for us. As consideration for their services, we issued a total of 300,000 common shares to the consultants, which shares were vested immediately on issuance. During the three months ended March 31, 2015, we will value the shares at the market price of our stock on the dates of issuance and record the appropriate expense.

EB-5 Regional Purchase

On March 27, 2015, the Company purchased Powerdyne Regional Center LLC, a designated EB-5 Regional Center approved by the U.S. Citizen and Immigration Service (“USCIS”). The aggregate purchase price for 100% of the membership interest of Powerdyne Regional Center is $250,000.00, of which $125,000.00 was funded on March 27, 2015. The balance will be paid in five quarterly installments of $25,000.00 with the payments due on April 1, 2015, July 1, 2015, October 1, 2015, January 1, 2016 and April 1, 2016. The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on March 30, 2015 which describes the acquisition in detail.

Stock Purchase Agreement for 3 Million Dollars

The Company entered into a Stock Purchase Agreement on March 30, 2015 to purchase 6,000,000 shares of the Company’s common stock at a price of $0.50 per share for a total capital investment of $3,000,000.